EXHIBIT 10.5

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     WHEREAS, on the 28th day of April 2005 (the “Effective Date”) PMC Commercial Trust (the “Company”) and Ron Dekelbaum (“Employee”) executed an Employment Agreement (the “Agreement”).

     WHEREAS, the Company and Employee wish to amend and extend the term of the Agreement through October 31, 2007; and

     WHEREAS, in consideration of the foregoing premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the terms and conditions of the Agreement including the severance provisions provided in paragraph 5 are hereby extended through October 31, 2007; and

     WHEREAS, all other terms and conditions pursuant to the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of July 6, 2006.

EMPLOYEE:		PMC COMMERCIAL TRUST

By:	/s/Ron H. Dekelbaum	By:	/s/ Jan F. Salit

	Ron H. Dekelbaum	Name:	Jan F. Salit

		Title:	Executive Vice President

		Date:	July 6, 2006